Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-184193
Dated March 7, 2014

Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
  - Metals
    - All Metals Products
    - Metal ETNs
      - All Metal ETNs
      - DDP
      - DPU
      - BDD
      - DGZ
      - DGP
      - DYY
      - DEE
      - DZZ
      - BOM
      - BOS
      - BDG
    - Metal ETFs
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic

Commodities » Metals » Metal ETNs » BDD

BDD ETN

# PowerShares DB Base Metals Double Long ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $3,556,285 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

The PowerShares DB Base Metals Double Long ETN (Symbol: BDD) is part of the "PowerShares DB Base Metals ETNs" collection. PowerShares DB Base Metals ETNs provide investors a way to take a long, short or leveraged view on the performance of base metals. All of the PowerShares DB Base Metals Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index Optimum Yield Industrial Metals™, which is intended to track the long or short performance of futures contracts relating to aluminum, copper and zinc. Investors can buy and sell the PowerShares DB Base Metals ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Base Metals ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. Leveraged ETNs are not suitable for all investors.

Regulatory Documents

PROSPECTUS

FACT SHEET

- US/Domestic
- International
- Target Date
- Hybrid Assets
- Commission-Free
- Currency-Hedged
- Sovereign Debt

## Contact Us

To speak with a representative,
call 1-877-369-4617.

## Related Funds

BDG ETN
PowerShares DB Base Metals Long ETN

BOM ETN
PowerShares DB Base Metals Double Short ETN

BOS ETN
PowerShares DB Base Metals Short ETN

security. Leveraged ETNs are not suitable for all investors.

## Risks

- Non-principal protected
- Leveraged losses
- Subject to investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in base metal commodity futures contracts
- Credit risk of the issuer
- Acceleration risk
- Lack of liquidity

## Benefits

- Leveraged long notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## BDD Profile

- Inception Date: 06/16/2008
- ETN Price at Initial Listing: $25.00
- Maturity Date: 6/1/2038
- Listing Exchange: NYSE Arca
- Yearly Investor Fee: 0.75%
- Intraday Intrinsic Value Symbol: BDDIV

## BDD Financial Details

As of 28-Feb-2014 10:20 AM

| 52 Week High: | 52 Week Low: |
|---|---|
| $9.96 | $7.51 |

Current data not available

PowerShares DB Base Metals Short ETN

PowerShares DB Base Metals Fund

Inception Date: 06/16/2008

ETN Price at Initial Listing: $25.00

Maturity Date: 6/1/2038

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.75%

Intraday Intrinsic Value Symbol: BDDIV

Ticker: BDD

CUSIP: 25154K841

| Last Trade: | Bid: | Ask: |
|---|---|---|
| $8.40 | $7.99 | $8.18 |
| **Open:** | **High:** | **Low:** |
| Not Available | Not Available | Not Available |

Pricing Snapshot

Current Pricing 52 Week

## Indicative Value

Indicative Intra-day Value: $7.82

Last End of Day Value: $7.82

Last End of Day Date: 02/28/2014

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBBMIX

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |
| Zinc | 17-Dec-2014 | 35.22 |

## BDD News & Press Releases

### Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in aluminum, copper and zinc futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile base metal prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions. Because the ETNs provide concentrated exposure to notional positions in futures contracts of a single commodity sector, they are speculative and generally will exhibit higher volatility than commodity products linked to more than one commodity sector.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Deutsche Asset & Wealth Management

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## Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
  - Metals
    - All Metals Products
    - Metal ETNs
      - All Metal ETNs
      - DDP
      - DPU
      - BDD
      - DGZ
      - DGP
      - DYY
      - DEE
      - DZZ
      - BOM
      - BOS
      - BDG
    - Metal ETFs
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic

Commodities » Metals » Metal ETNs » BDG

BDG ETN

# PowerShares DB Base Metals Long ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $1,287,556 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

ThePowerShares DB Base Metals Long ETN (Symbol: BDG) is part of the "PowerShares DB Base Metals ETNs" collection. PowerShares DB Base Metals ETNs provide investors a way to take a long, short or leveraged view on the performance of base metals. All of the PowerShares DB Base Metals Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index Optimum Yield Industrial Metals™, which is intended to track the long or short performance of futures contracts relating to aluminum, copper and zinc. Investors can buy and sell the PowerShares DB Base Metals ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Base Metals ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security.

Regulatory Documents

PROSPECTUS

FACT SHEET

## Contact Us

To speak with a representative,
call 1-877-369-4617.

## Related Funds

BDD ETN — PowerShares DB Base Metals Double Long ETN

BOM ETN — PowerShares DB Base Metals Double Short ETN

BOS ETN — PowerShares DB Base Metals Short ETN

supplement, which may include a fee of up to $0.03 per security.

## Risks

- Non-principal protected
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in base metal commodity futures contracts
- Credit risk of the issuer
- Acceleration risk
- Lack of liquidity

## Benefits

- Unleveraged long notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## BDG Profile

- Inception Date: 06/16/2008
- ETN Price at Initial Listing: $25.00
- Maturity Date: 6/1/2038
- Listing Exchange: NYSE Arca
- Yearly Investor Fee: 0.75%
- Intraday Intrinsic Value Symbol: BDGIV
- Ticker: BDG
- CUSIP: 25154K825

## BDG Financial Details

As of 27-Feb-2014 01:11 PM

| Last Trade: | Bid: | Ask: |
|---|---|---|
| $18.50 | $13.74 | $24.01 |
| Open: | High: | Low: |
| Not Available | Not Available | Not Available |

ETN

Double Short ETN

BOS ETN

PowerShares DB Base Metals Short ETN

DBB ETF

PowerShares DB Base Metals Fund

Inception Date: 06/16/2008

ETN Price at Initial Listing: $25.00

Maturity Date: 6/1/2038

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.75%

Intraday Intrinsic Value Symbol: BDGIV

Ticker: BDG

CUSIP: 25154K825

52 Week High: $19.21

52 Week Low: $13.36

Current data not available

Pricing Snapshot

Current Pricing 52 Week

## Indicative Value

Indicative Intra-day Value: $17.40

Last End of Day Value: $17.40

Last End of Day Date: 02/28/2014

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBBMIX

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |

| Component | Contract Date | Weight % |
| --- | --- | --- |
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |
| Zinc | 17-Dec-2014 | 35.22 |

## BDG News & Press Releases

### Archived News

+

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in aluminum, copper and zinc futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile base metal prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions. Because the ETNs provide concentrated exposure to notional positions in futures contracts of a single commodity sector, they are speculative and generally will exhibit higher volatility than commodity products linked to more than one commodity sector.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
  - Metals
    - All Metals Products
    - Metal ETNs
      - All Metal ETNs
      - DDP
      - DPU
      - BDD
      - DGZ
      - DGP
      - DYY
      - DEE
      - DZZ
      - BOM
      - BOS
      - BDG
    - Metal ETFs
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic

Commodities » Metals » Metal ETNs » BOM

BOM ETN

# PowerShares DB Base Metals Double Short ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $3,537,977 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

The PowerShares DB Base Metals Double Short ETN (Symbol: BOM) is part of the "PowerShares DB Base Metals ETNs" collection. PowerShares DB Base Metals ETNs provide investors a way to take a long, short or leveraged view on the performance of base metals. All of the PowerShares DB Base Metals Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index Optimum Yield Industrial Metals™, which is intended to track the long or short performance of futures contracts relating to aluminum, copper and zinc.Investors can buy and sell the PowerShares DB Base Metals ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Base Metals ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. Leveraged inverse ETNs are not suitable for all investors.

## Regulatory Documents

PROSPECTUS

FACT SHEET

## Contact Us

To speak with a representative,
call 1-877-369-4617.

## Related Funds

BDD ETN

PowerShares DB Base Metals Double Long ETN

BDG ETN

PowerShares DB Base Metals Long ETN

BOS ETN

PowerShares DB Base Metals Short ETN

Leveraged inverse ETNs are not suitable for all investors.

## Risks

- Non-principal protected
- Leveraged losses
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in base metal commodity futures contracts
- Credit risk of the issuer
- Acceleration risk
- Lack of liquidity

## Benefits

- Leverage short notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## BOM Profile

- Inception Date: 06/16/2008
- ETN Price at Initial Listing: $25.00
- Maturity Date: 6/1/2038
- Listing Exchange: NYSE Arca
- Yearly Investor Fee: 0.75%
- Intraday Intrinsic Value Symbol: BOMIV

## BOM Financial Details

As of 28-Feb-2014 03:58 PM

| Last Trade: | Bid: | Ask: |
|---|---|---|
| $13.29 | $13.28 | $14.50 |
| Open: | High: | Low: |
| $13.29 | $13.29 | $13.29 |

PowerShares DB Base Metals Short ETN (BOS ETN)

PowerShares DB Base Metals Fund (DBB ETF)

Inception Date: 06/16/2008

ETN Price at Initial Listing: $25.00

Maturity Date: 6/1/2038

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.75%

Intraday Intrinsic Value Symbol: BOMIV

Ticker: BOM

CUSIP: 25154K858

52 Week High: $16.40

52 Week Low: $7.76

Current data not available

Pricing Snapshot

Current Pricing

52 Week

## Indicative Value

Indicative Intra-day Value: $15.25

Last End of Day Value: $15.25

Last End of Day Date: 02/28/2014

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBBMIX

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |
| Zinc | 17-Dec-2014 | 35.22 |

## BOM News & Press Releases

### Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in aluminum, copper and zinc futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile base metal prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions. Because the ETNs provide concentrated exposure to notional positions in futures contracts of a single commodity sector, they are speculative and generally will exhibit higher volatility than commodity products linked to more than one commodity sector.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

Product List

Commodities
All Commodities Products
Broad Commodities
Agriculture
Metals
All Metals Products
Metal ETNs
All Metal ETNs
DDP
DPU
BDD
DGZ
DGP
DYY
DEE
DZZ
BOM
BOS
BDG
Metal ETFs
Energy
Currencies
Equities
Fixed Income
US/Domestic

Commodities » Metals » Metal ETNs » BOS

BOS ETN

# PowerShares DB Base Metals Short ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $3,448,935 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

PowerShares DB Base Metals Short ETN (Symbol: BOS) is part of the "PowerShares DB Base Metals ETNs" collection. PowerShares DB Base Metals ETNs provide investors a way to take a long, short or leveraged view on the performance of base metals. All of the PowerShares DB Base Metals Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index Optimum Yield Industrial Metals™, which is intended to track the long or short performance of futures contracts relating to aluminum, copper and zinc. Investors can buy and sell the PowerShares DB Base Metals ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Base Metals ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security.

Regulatory Documents

PROSPECTUS

FACT SHEET

- Fixed Income
- US/Domestic
- International
- Target Date
- Hybrid Assets
- Commission-Free
- Currency-Hedged
- Sovereign Debt

## Contact Us

To speak with a representative, call 1-877-369-4617.

## Related Funds

PowerShares DB Base Metals Double Long ETN

PowerShares DB Base Metals Long ETN

PowerShares DB Base Metals Double Short ETN

supplement, which may include a fee of up to $0.03 per security.

## Risks

- Non-principal protected
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in base metal commodity futures contracts
- Credit risk of the issuer
- Acceleration risk
- Lack of liquidity

## Benefits

- Unleveraged short notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## BOS Profile

- Inception Date: 06/16/2008
- ETN Price at Initial Listing: $25.00
- Maturity Date: 6/1/2038
- Listing Exchange: NYSE Arca
- Yearly Investor Fee: 0.75%
- Intraday Intrinsic Value Symbol: BOSIV
- Ticker: BOS
- CUSIP: 25154K833

## BOS Financial Details

As of 28-Feb-2014 11:08 AM

| Last Trade: | Bid: | Ask: |
|---|---|---|
| $19.54 | $19.54 | $20.00 |
| Open: | High: | Low: |
| $19.54 | $19.54 | $19.54 |

ETN
ETN

BOM
ETN
PowerShares DB Base Metals Double Short ETN

DBB
ETF
PowerShares DB Base Metals Fund

Inception Date: 06/16/2008
ETN Price at Initial Listing: $25.00
Maturity Date: 6/1/2038
Listing Exchange: NYSE Arca
Yearly Investor Fee: 0.75%
Intraday Intrinsic Value Symbol: BOSIV
Ticker: BOS
CUSIP: 25154K833

52 Week High: $22.95
52 Week Low: $13.82

Current data not available

Pricing Snapshot
Current Pricing 52 Week

## Indicative Value

Indicative Intra-day Value: $22.99
Last End of Day Value: $22.99
Last End of Day Date: 02/28/2014

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBBMIX

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 31.92 |
| Copper - Grade A | 16-Apr-2014 | 32.86 |
| Zinc | 17-Dec-2014 | 35.22 |

## BOS News & Press Releases

### Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in aluminum, copper and zinc futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile base metal prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions. Because the ETNs provide concentrated exposure to notional positions in futures contracts of a single commodity sector, they are speculative and generally will exhibit higher volatility than commodity products linked to more than one commodity sector.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value